UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 22, 2018

Altice USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State of Incorporation)

No. 001-38126	No. 38-3980194
(Commission File Number)	(IRS Employer Identification Number)

1 Court Square West Long Island City, New York	11101
(Address of principal executive offices)	(Zip Code)

(516) 803-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01                   Other Events.

On March 22, 2018, Altice USA, Inc. (the “Company”) issued a press release announcing the pricing by Cequel Communications Holdings I, LLC, a Delaware limited liability company (“Cequel”) and Cequel Capital Corporation, a Delaware corporation (“Cequel Capital”, together with Cequel the “Co-Issuers” and each a “Co-Issuer”), each an indirect wholly-owned subsidiary of the Company, as Co-Issuers of an offering (the “Offering”) of $1,050 million in aggregate principal amount of its Senior Notes due 2028 (the “Notes”). A copy of the press release related to the Offering is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Notes will bear interest at a rate of 7.500% and will pay interest semi-annually in arrears on April 1 and October 1 of each year, beginning on October 1, 2018. The Notes will mature on April 1, 2028. The Co-Issuers entered into a purchase agreement on March 22, 2018 with the representative of the initial purchasers named therein, related to the issuance and sale of the Notes. The Offering is expected to close on or about April 5, 2018, subject to customary closing conditions. The Notes are being sold in a private placement only to qualified institutional buyers pursuant to Rule 144A and to non-U.S. persons pursuant to Regulation S under the U.S. Securities Act of 1933, as amended, subject to prevailing market and other conditions.

The proceeds from the Offering, together with cash on hand, are expected to be used to redeem the $1,050 million aggregate principal amount outstanding of the Co-Issuers existing 6.375% Senior Notes due 2020 and to pay fees, costs and expenses in connection therewith.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 22, 2018 issued by Altice USA, Inc., related to the Offering.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 22, 2018 issued by Altice USA, Inc., related to the Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

By:	/s/ David Connolly
David Connolly
Executive Vice President, General Counsel and Secretary

Date: March 23, 2018